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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 5, 2002
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557                 36-3777824
-----------------------------      ---------------       -----------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)




                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                         ------------------------------
                         (Registrant's telephone number)



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ITEM 5.   OTHER EVENTS.

     On February 5, 2002, Salton, Inc. issued a press release disclosing its financial results for its fiscal 2002 second quarter results.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits

          99.1   Press Release issued by Salton, Inc. dated February 5, 2002.








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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ---------------------------------
                                          William B. Rue
Dated:  February 5, 2002                  President and Chief Operating Officer




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                                  EXHIBIT INDEX





EXHIBIT
  NO.                                  DESCRIPTION
  ---                                  -----------

 99.1           Press Release issued by Salton, Inc. dated February 5, 2002.












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